UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

CSRA INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-37494	47-4310550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o General Dynamics Corporation 2941 Fairview Park Drive, Suite 100 Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

3170 Fairview Park Drive

Falls Church, VA 22042

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by CSRA Inc. (the “Company”) on February 12, 2018 (the “Prior Report”), the Company is party to an Agreement and Plan of Merger, dated as of February 9, 2018 (as amended, the “Merger Agreement”), with General Dynamics Corporation, a Delaware corporation (“Parent”), and Red Hawk Enterprises Corp., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on March 5, 2018, Merger Sub commenced a tender offer to acquire all of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Shares”), for $40.75 per Share, upon the terms and subject to the conditions set forth in the offer to purchase, dated March 5, 2018 (as amended or supplemented, the “Offer to Purchase”), and the related letter of transmittal (together with the Offer to Purchase, the “Offer”). Pursuant to Amendment No. 1 to the Merger Agreement, on March 20, 2018, the price offered by Merger Sub in the Offer was increased to $41.25 per Share, in cash without interest and less any applicable withholding taxes (the “Offer Price”).

The Offer expired at 11:59 p.m., New York City time, at the end of Monday, April 2, 2018 (the “Expiration Time”) and was not extended. Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), informed Parent that, as of the Expiration Time, a total of 116,282,921 Shares (including 8,315,782 Shares subject to guaranteed delivery procedures as described in the Offer to Purchase) were validly tendered and not validly withdrawn, representing approximately 68.692% of the Shares then outstanding on a fully diluted basis (as determined pursuant to the Merger Agreement). On April 3, 2018, Merger Sub accepted for payment (such time of acceptance for payment, the “Acceptance Time”) and, on April 3, 2018, paid for, all such Shares validly tendered and not withdrawn pursuant to the Offer on or prior to the Expiration Time.

On April 3, 2018, Merger Sub exercised its option (the “Top-Up Option”) to purchase, at a price equal to $41.25 per Share, an aggregate number of additional Shares that, when added to the number of Shares owned by Parent and Merger Sub immediately prior to the exercise of the Top-Up Option (which for purposes of this calculation did not include Shares that had been tendered subject to guaranteed delivery procedures), resulted in Merger Sub owning one Share more than 90% of the outstanding Shares determined on a fully diluted basis. Later on April 3, 2018, Parent and Merger Sub effected a short-form merger under Nevada law pursuant to which Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, immediately prior to the Expiration Time, (i) options to purchase Shares and stock appreciation rights to receive cash or Shares vested in full, were cancelled and were converted into the right to receive a lump-sum cash payment equal to the excess of the Offer Price over the per Share exercise price or strike price, as applicable, (ii) Shares issuable upon the settlement of outstanding performance share units (“PSUs”) vested (solely to the extent of their target levels), were cancelled and were converted into the right to receive a lump-sum cash payment equal to the Offer Price plus the value of any dividend equivalents accumulated or retained by the Company in respect of the applicable PSU award and (iii) Restricted Stock Units (“RSUs”) granted and outstanding under the Company Stock Plan and the Company’s 2015 Non-Employee Director Incentive Plan vested in full, were cancelled and were converted into the right to receive a lump-sum cash payment equal to the Offer Price plus the value of any dividend equivalents accumulated or retained by the Company in respect of the applicable RSU award (except in the case of RSUs awarded to employees in 2018, which instead were converted into RSUs subject to the shares of common stock of Parent and a right to cash payments of any dividend equivalents accumulated or retained by the Company prior to the Merger).

The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, the following agreements to which the Company was a party have been terminated, with effectiveness as of April 3, 2018:

•	Credit Agreement, dated as of November 27, 2015, by and among the Company, the Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacity as administrative agent under the Pro Rata Facilities, Royal Bank of Canada, in its capacity as administrative agent under the Term Loan B Facility, MUFG Union Bank, N.A., in its capacity as collateral agent, the Lenders party thereto and the Guarantors party thereto (as amended), which provided the Company with a six-year senior secured revolving credit facility, a four-year senior secured tranche A1 term loan facility, a six-year senior secured tranche A2 term loan facility and an eight-year senior secured term loan B facility. The Terms of the Credit Agreement and the First Amendment thereto are more fully described, respectively, in the Current Report on Form 8-K filed by the Company on December 2, 2015 and the Current Report on Form 8-K filed by the Company on November 30, 2016, and copies of such agreements are attached, respectively, as Exhibits 10.10 and 10.1 thereto.

•	Second Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of October 1, 2015, by and among the Company, CSRA LLC, SRA International, Inc., the Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and each Purchaser party thereto (as amended), which provided for the continuous non-recourse sale of certain accounts receivable of the Company. Copies of the Second Amended and Restated Master Accounts Receivable Purchase Agreement are attached, respectively, as Exhibit 10.11 to the Amendment to Registration Statement on Form 10 filed by the Company on November 4, 2015, Exhibit 10.15 to the Quarterly Report on Form 10-Q filed by the Company on August 11, 2016 and Exhibit 10.16 to the Quarterly Report on Form 10-Q filed by the Company on August 11, 2016.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note, Item 3.02, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on April 3, 2018 of the consummation of the Merger and requested that the NYSE effect a trading suspension of the Shares. As a result, after the consummation of the Merger, the Shares, which previously traded under the symbol “CSRA”, ceased to be traded on the NYSE. The Company expects the NYSE to file with the SEC a notification of removal from listing on Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting that the Shares be deregistered and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to Merger Sub’s exercise of the Top-Up Option, the Company issued 443,863,542 Shares (the “Top-Up Option Shares”) to Merger Sub for an aggregate purchase price of $18,309,371,107.50, representing a purchase price of $41.25 per Share. Merger Sub paid the purchase price for the Top-Up Option Shares in full by (i) delivery to the Company of $443,863.55 in cash and (ii) execution and delivery to the Company of a promissory note in principal amount of $18,308,927,243.95 having terms as set forth in the Merger Agreement. The Top-Up Option Shares, when added to the Shares owned by Parent and Merger Sub at the time of the exercise of the Top-Up Option, represented one Share more than 90% of the Shares outstanding on a fully diluted basis immediately after the issuance of the Top-Up Option Shares.

The Company offered and sold the Top-Up Option Shares as a private placement pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The information contained in the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As described in the Introductory Note above, at the Acceptance Time, Merger Sub accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer on or prior to the Expiration Time. As a result of the acceptance of such Shares, a change in control of the Company occurred.

As described above, on April 3, 2018, Merger Sub exercised its Top-Up Option and purchased the Top-Up Option Shares. Merger Sub then caused the consummation of the Merger in accordance with the terms of the Merger Agreement. Because Merger Sub owned more than 90% of the outstanding Shares following its completion of the Offer and purchase of the Top-Up Option Shares, Merger Sub effected a short-form merger with the Company without the need for a meeting or vote of the Company’s stockholders, as permitted by Nevada law. Upon consummation of the Merger, the Company became a wholly owned subsidiary of Parent. As a result of the Merger, each of the remaining outstanding Shares (except for Shares that were owned by any of Parent, Merger Sub or any of their direct or indirect wholly owned subsidiaries, including the Shares purchased pursuant to the Offer and the Top-Up Option Shares, all of which were canceled and retired without consideration) was converted into the right to receive the same $41.25 in cash per Share, without interest and less any applicable withholding taxes (the “Merger Consideration”), that was paid in the Offer, and each of the 1,000 shares of common stock, no par value, of Merger Sub that was issued and outstanding immediately prior to the Merger was converted into one share of common stock, no par value, of the Company, as the surviving corporation in the Merger. The Depositary, acting as the paying agent for the Merger, will mail to the remaining former stockholders of the Company materials necessary to exchange their former Shares for payment of the applicable Merger Consideration. Parent now owns 1,000 shares of common stock of the Company, representing 100% of the issued and outstanding shares of common stock of the Company.

Parent provided Merger Sub with sufficient funds to purchase all Shares that were validly tendered in the Offer and not withdrawn and to pay for the Merger Consideration. Parent provided these funds out of a combination of its cash on hand and borrowed funds.

The information contained in the Introductory Note, in Item 3.02 and in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Prior Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following changes to the Company’s board of directors were effected in accordance with the Merger Agreement. Pursuant to the Merger Agreement, Kimberly A. Kuryea, Jason W. Aiken and Gregory S. Gallopoulos became directors of the Company, and Lawrence B. Prior III, Nancy Killefer, Keith B. Alexander, Sanju K. Bansal, Michèle A. Flournoy, Mark A. Frantz, Sean O’Keefe, Michael E. Ventling, Billie I. Williamson, Craig L. Martin and John F. Young ceased to be directors of the Company, in each case, effective as of the effective time of the Merger. Information regarding each of the new directors of the Company has been previously disclosed in Schedule I to the Offer to Purchase attached to the Tender Offer Statement on Schedule TO originally filed by Merger Sub and Parent with the SEC on March 5, 2018

Messrs. Ventling and Young and Ms. Williamson were members of the Company’s Audit Committee. Messrs. Frantz, Martin and O’Keefe were members of the Company’s Compensation Committee. Messrs. Bansal, Martin and Ventling and Ms. Flournoy were members of the Company’s Nominating / Corporate Governance Committee. Messrs. O’Keefe and Prior and Mses. Killefer and Williamson were members of the Company’s Executive Committee.

On April 3, 2018, pursuant to the Merger Agreement, at the effective time of the Merger, the officers of the Company became the only officers of the surviving company in the Merger. As a result, the following officers of Merger Sub were removed from their respective offices: Kimberly A. Kuryea, Jason W. Aiken and Gregory S. Gallopoulos. Information regarding each of the executive officers of the Company has been previously disclosed in the Company’s Solicitation / Recommendation Statement on Schedule 14D-9, originally filed with the SEC on March 5, 2018, including the Information Statement comprising Annex III thereto, as subsequently amended and supplemented, and such information is incorporated herein by reference.

Subsequently on April 3, 2018, Mr. Aiken was appointed as Vice President of the Company and Amy M. Gilliland was appointed as President of the Company. Additionally, in connection with the Merger, subsequent to the effective time of the Merger on April 3, 2018, Lawrence B. Prior III (President and Chief Executive Officer), David F. Keffer (Executive Vice President and Chief Financial Officer), William J. Haynes II (Executive Vice President, General Counsel and Secretary), Paul Nedzbala (Executive Vice President, Health and Civil Group) and John P. Reing (Executive Vice President and Chief Human Resources Officer) ceased to be officers of the Company. For purposes of clarity, Mr. Nedzbala will continue as Senior Vice President, Federal Civilian Division of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2018, pursuant to the Merger Agreement and in accordance with Nevada law, at the effective time of the Merger, the Company adopted as its articles of incorporation the Amended and Restated Articles of Incorporation of CSRA Inc. attached to this Current Report on Form 8-K as Exhibit 3.1, which are incorporated herein by reference. A copy of the previously effective articles of incorporation of the Company was attached to the Current Report on Form 8-K filed by the Company on November 19, 2015 as Exhibit 3.1.

On April 3, 2018, pursuant to the Merger Agreement and in accordance with Nevada law, at the effective time of the Merger, the Company adopted as its bylaws the Amended and Restated Bylaws of CSRA Inc. attached to this Current Report on Form 8-K as Exhibit 3.2, which are incorporated herein by reference. A copy of the previously effective bylaws of the Company was attached to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 9, by and among CSRA, General Dynamics and Red Hawk Enterprises Corp., incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of CSRA Inc. filed February 12, 2018.

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated March 20, 2018, by and among General Dynamics Corporation, Red Hawk Enterprises Corp. and CSRA Inc., incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of CSRA Inc. filed on March 20, 2018.

3.1	Amended and Restated Articles of Incorporation of CSRA Inc.

3.2	Amended and Restated Bylaws of CSRA Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSRA Inc. (Registrant)

By	/s/ Gregory S. Gallopoulos
Name:	Gregory S. Gallopoulos
Title:	Vice President

Dated: April 3, 2018